UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): February 13, 2006



                         Fisher-Watt Gold Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                           0-22515                    88-0227654
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                                 2582 Taft Court
                               Lakewood, CO 80215
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 232-0292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities
---------    ---------------------------------------

Fischer-Watt Gold Company, Inc. (the "Company") has raised $540,000 through a series of recently completed private placements. Of this total amount, $240,000 was in the form of several cash subscriptions by arms-length institutional and private investors. The first of these placements, amounting to $100,000, was disclosed earlier in the Company's Quarterly Report on Form 10-QSB for the quarter ended October 31, 2005 which was filed on December 20, 2005. A further $300,000 was subscribed for by way of debt conversions with related parties.

Each investor purchased units at $0.05 per unit. Each unit is comprised of one share of the Company's common stock and one share purchase warrant entitling the holder to purchase one additional common share of the Company at a price of US$0.10 up until 4PM Mountain Time, January 15, 2008. However, if the common shares of the Company trade at or over an average price of US$0.15 per share for a 20 day continuous period, the average price being weighted by the number of shares traded, then, upon written notice to the holder by the Company, the holder shall be required to exercise the warrants within 30 days of the date of that notice, after which the warrants will expire. All the shares issued in this placement are restricted from trading under Rule 144. Following these placements the Company has 69,166,819 common shares outstanding.

Three directors of the Company, Messrs. George Beattie, Peter Bojtos and James Seed, subscribed to the private placement by converting $250,000 of principal amounts and approximately $50,000 of related interest owing to them.


Item 7.01    Regulation FD Disclosure.
---------    -------------------------

On February 13, 2005, the Company issued a news release titled "Fisher-Watt Completes Private Placements - and receives first payment from Nexcu Capital." The full text of the news release is included as an exhibit to this Report and is incorporated by reference herein.


Item 9.01    Financial Statements and Exhibits.
---------    ---------------------------------

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              99.1         News Release dated February 13, 2006


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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FISHER-WATT GOLD COMPANY, INC.


                                      By: /s/ Peter Bojtos
                                          --------------------------------------
                                          Peter Bojtos, Chief Executive Officer


February 13, 2006




























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


                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

     99.1            News Release dated February 13, 2006






































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